File No. 33-42431
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [ X ]

     Pre-Effective Amendment No.                                        [  ]

     Post-Effective Amendment No. 6                                     [ X ]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [ X ]

     Amendment No. 6                                                    [ X ]


                       (Check appropriate box or boxes.)

                  DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
              (Exact Name of Registrant as Specified in Charter)


          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York           10166
          (Address of Principal Executive Offices)      (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                          Daniel C. Maclean III, Esq.
                                200 Park Avenue
                           New York, New York 10166
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----

      X   on October 10, 1995 pursuant to paragraph (b)
     ----

          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of its beneficial interest under the Securities Act of 1933 pursuant to
Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended July 31, 1995 was filed on September 29, 1995.


                  DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
                 Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A      Caption                                        Page
_________      _______                                        ____

  1            Cover Page                                      Cover

  2            Synopsis                                        2

  3            Condensed Financial Information                 3

  4            General Description of Registrant               4

  5            Management of the Fund                          10

  5(a)         Management's Discussion of Fund's Performance   *

  6            Capital Stock and Other Securities              17

  7            Purchase of Securities Being Offered            11

  8            Redemption or Repurchase                        13

  9            Pending Legal Proceedings                       *


Items in
Part B of
Form N-1A
---------

  10           Cover Page                                      Cover

  11           Table of Contents                               Cover

  12           General Information and History                 B-19

  13           Investment Objectives and Policies              B-2

  14           Management of the Fund                          B-7

  15           Control Persons and Principal                   B-10
               Holders of Securities

  16           Investment Advisory and Other                   B-11
               Services

_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                  DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
           Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A      Caption                                         Page
_________      _______                                         _____

  17           Brokerage Allocation                            B-17

  18           Capital Stock and Other Securities              B-19

  19           Purchase, Redemption and Pricing                B-12, B-15,
               of Securities Being Offered                     B-16

  20           Tax Status                                      *

  21           Underwriters                                    B-13

  22           Calculations of Performance Data                B-18

  23           Financial Statements                            B-43


Items in
Part C of
Form N-1A
_________

  24           Financial Statements and Exhibits               C-1

  25           Persons Controlled by or Under                  C-4
               Common Control with Registrant

  26           Number of Holders of Securities                 C-4

  27           Indemnification                                 C-4

  28           Business and Other Connections of               C-5
               Investment Adviser

  29           Principal Underwriters                          C-11

  30           Location of Accounts and Records                C-14

  31           Management Services                             C-14

  32           Undertakings                                    C-14


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.




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PROSPECTUS                                                  OCTOBER 10, 1995

                  DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
----------------------------------------------------------------------------
        DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT (THE "FUND") IS AN OPEN-END, NON-DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MONEY MARKET MUTUAL FUND. ITS GOAL IS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL, NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND
THE MAINTENANCE OF LIQUIDITY.
        THE FUND IS DESIGNED FOR INSTITUTIONAL INVESTORS, PARTICULARLY BANKS, ACTING FOR THEMSELVES OR IN A FIDUCIARY, ADVISORY, AGENCY, CUSTODIAL OR SIMILAR CAPACITY. FUND SHARES MAY NOT BE PURCHASED DIRECTLY BY INDIVIDUALS, ALTHOUGH INSTITUTIONS MAY PURCHASE SHARES FOR ACCOUNTS MAINTAINED BY INDIVIDUALS. SUCH INSTITUTIONS HAVE AGREED TO TRANSMIT COPIES OF THIS PROSPECTUS TO EACH INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION PURCHASES FUND SHARES, TO THE EXTENT REQUIRED BY LAW.
        BY THIS PROSPECTUS, THE FUND IS OFFERING CLASS A SHARES AND CLASS B SHARES. CLASS A SHARES AND CLASS B SHARES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO AND THE EXPENSES BORNE BY EACH CLASS. CLASS B BEARS CERTAIN COSTS PURSUANT TO A SERVICE PLAN ADOPTED IN ACCORDANCE WITH RULE 12B-1
 UNDER THE INVESTMENT COMPANY ACT OF 1940. INVESTORS CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY THE FUND.
        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT ADVISER.
        AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION, DATED OCTOBER 10, 1995, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

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
                                    TABLE OF CONTENTS
                                          Page                                                           Page
   Annual Fund Operating Expenses......      2      Investor Services.............................        12
   Condensed Financial Information.....      3      How to Redeem Fund Shares.....................        13
   Yield Information...................      3      Service Plan.................................         14
   Description of the Fund.............      4      Shareholder Services Plan....................         14
   Management of the Fund..............     10      Dividends, Distributions and Taxes ..........         15
   How to Buy Fund Shares..............     11      General Information..........................         17

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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
                   ANNUAL FUND OPERATING EXPENSES
          (as a percentage of average daily net assets)
                                                                                               Class A        Class B
                                                                                                Shares        Shares
                                                                                               --------       --------
    Management Fees .....................................................                      .20%            .20%
    12b-1 Fees (distribution and servicing) .............................                       -              .25%
    Total Fund Operating Expenses........................................                      .20%            .45%
EXAMPLE :
    An investor would pay the following expenses on a $1,000
    investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                                                                                             CLASS A          CLASS B
                                                                                             SHARES           SHARES
                                                                                             -----           --------
                                 1 Year..................................                       $2             $5
                                 3 Years.................................                       $6             $14
                                 5 Years ................................                       $11            $25
                                 10 Years................................                       $26            $57

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        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS
REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
----------------------------------------------------------------------------

        The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. Unless The Dreyfus Corporation gives the Fund's investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the Fund's average daily net assets and (ii) as to Class B shares only, payments made pursuant to the Fund's Service Plan at the annual rate of .25 of 1% of the value of the average daily net assets of Class B. Institutions and certain Service Agents (as defined below) effecting transactions in Fund shares for the accounts of their clients may charge their clients direct fees in connection with such transactions; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares," "Service Plan" and "Shareholder Services Plan."

        Page 2
                    CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                           FINANCIAL HIGHLIGHTS

        Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.


                                                                        CLASS A SHARES                      CLASS B SHARES
                                                                   -------------------------            -----------------------
                                                                         YEAR ENDED JULY 31,               YEAR ENDED JULY 31,
                                                                  --------------------------           -------------------------
PERSHARE DATA:                                                    1992(1)     1993       1994           1995     1994(2)    1995
                                                                  ------      ----       ----           ----     -----     ------
  Net asset value, beginning of year...................          $1.0000    $1.0000    $1.0000         $1.0000  $1.0000  $1.0000
                                                                  ------     ------    ------          -------   ------   ------
  Investment Operations:
  Investment income_net ..............................             .0222      .0225      .0221           .0341    .0107    .0316
  Net realized and unrealized gain (loss) on investments...         -           -          -               -       -      (.0003)
                                                                  ------     ------    ------          -------   ------   ------
  Total from Investment Operations.....................            .0222      .0225      .0221           .0341    .0107    .0313
                                                                  ------     ------    ------          -------   ------   ------
  Distributions;
  Dividends from investment income-net.................           (.0222)    (.0225)    (.0221)        (.0341)   (.0107)  (.0316)
                                                                  ------     ------    ------          -------   ------   ------
  Net asset value, end of year.........................          $1.0000    $1.0000    $1.0000        $1.0000   $1.0000   $.9997
                                                                 =======    =======    =======        =======   =======   ======
TOTAL INVESTMENT RETURN ...............................             3.02%(3)   2.27%      2.23%          3.46%    2.02%(3)  3.20%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..............              .20%(3)    .20%       .20%           .20%     .45%(3)   .45%
  Ratio of net investment income to average net assets....          2.71%(3)   2.20%      2.18%          3.42%    2.12%(3)  2.81%
  Decrease reflected in above expense ratios due to
  undertaking by The Dreyfus Corporation...............              .37%(3)    .18%       .06%            -         -        -
  Net Assets, end of year (000's omitted)..............          $76,830   $116,527    $82,755       $101,309    $53,324  $6,023
(1)From November 4, 1991 (commencement of operations) to July 31, 1992.
(2)From January 18, 1994 (commencement of initial offering) to July 31, 1994.
(3)Annualized.

                       YIELD INFORMATION
        From time to time, the Fund advertises its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Fund's yield and effective yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Both yield figures also take into account any applicable distribution and service fees. As a result, at any given time, the performance of Class B should be expected to be lower than that of Class A. See "Service Plan."
             Page 3
        Tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate (in the case of the Fund, typically the combined highest Federal, New York State and New York City personal income tax rates), would be equivalent to a stated yield or effective yield calculated as described above.
        Yield information is useful in reviewing the Fund's performance, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use different methods of computing yield.

        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, IBC/Donoghue's Money Fund ReportRegistration Mark, Morningstar, Inc. and other industry publications.

                      DESCRIPTION OF THE FUND
GENERAL _ By this Prospectus, two classes of shares of the Fund are being offered _ Class A shares and Class B shares (each such class being referred to as a "Class"). The Classes are identical, except that Class B shares are subject to an annual distribution and service fee at the rate of .25% of the value of the average daily net assets of Class B. The fee is payable for advertising, marketing and distributing the Fund's Class B shares and for ongoing personal services relating to Class B shareholder accounts and services related to the maintenance of such shareholder accounts pursuant to a Service Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940. See "Service Plan." The distribution and service fee paid by Class B will cause Class B to have a higher expense ratio and to pay lower dividends than Class A.
        WHEN USED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION PURCHASING FUND SHARES AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION MAY PURCHASE FUND SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Fund shares, to the extent required by law.
INVESTMENT OBJECTIVE _ The Fund's goal is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. To accomplish this goal, the Fund invests primarily in debt securities of the State of New York, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York
State and New York City income taxes (collectively, "New York Municipal Obligations"). To the extent acceptable New York Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest, for temporary defensive purposes, primarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not New York State or New York City, income tax. The Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved. Securities in which the Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.
MUNICIPAL OBLIGATIONS _ Debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Obligations") generally include debt obliga-
         Page 4
tions issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest . Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest.
MANAGEMENT POLICIES _ It is a fundamental policy of the Fund that it will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Under normal circumstances, at least 65% of the value of the Fund's net assets will be invested in New York Municipal Obligations and the remainder may be invested in securities which are not New York Municipal Obligations and therefore may be subject to New York State and New York City income taxes. See "Risk Factors_Investing in New York Municipal Obligations" below, and "Dividends, Distributions and Taxes."

        The Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the Investment Company Act of 1940, certain requirements of which are summarized as follows. In accordance with Rule 2a-7, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Board of Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated only by one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Trustees. Moreover, the Fund will purchase commercial paper, or other instruments having only commercial paper ratings, only if the security is rated in the highest rating category by at least one nationally recognized statistical rating organization or, if unrated, of comparable quality as determined in accordance with such procedures. The nationally recognized statistical rating organizations currently rating instruments of the type the Fund may purchase are Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch") and their rating criteria are described in Appendix B to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

        The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is
       Page 5
paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.

        From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. The Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective. See "Risk Factors _ Other Investment Considerations" below.


        The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax exempt status of these obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations. The Dreyfus Corporation, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the Fund's portfolio.

        The Fund may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which otherwise is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has determined meets the prescribed quality standards for banks set forth below, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its
        Page 6
right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.
        The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a standby commitment, the Fund obligates a broker, dealer or bank to repurchase at the Fund's option specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.

        The Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

        From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-l by Moody's, A-l by S&P or F-l by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. When the Fund has adopted a temporary defensive position, including when acceptable New York Municipal Obligations are unavailable for investment by the Fund, in excess of 35% of the Fund's net assets may be invested in securities that are not exempt from New York State and New York City income taxes. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. Taxable Investments are more fully described in the Statement of Additional Information, to which reference hereby is made.
CERTAIN FUNDAMENTAL POLICIES _ The Fund may (i) borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments; (ii) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure borrowings for temporary or emergency pur-
      Page 7
poses; and (iii) invest up to 25% of its total assets in the securities of issuers in any industry, provided that there is no such limitation on investments in Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This paragraph describes fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding voting shares. See "Investment Objective and Management Policies_Investment Restrictions" in the Statement of Additional Information.


RISK FACTORS

INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS _ Investors should consider carefully the special risks inherent in investing in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. The State's financial operations have improved, however, during recent fiscal years. After reflecting a 1993 year-end deposit to the refund reserve account of $671 million, reported 1993 General Fund receipts were $45 million higher than originally projected in April 1992. The State completed the 1994 and 1995 fiscal years with operating surpluses of $914 million and $158 million, respectively. There can be no assurance that New York will not face substantial potential budget gaps in future years. In January 1992, Moody's lowered from A to Baa1 the ratings on certain appropriation-backed debt of New York State and its agencies. The State's general obligation, state guaranteed and New York State Local Government Assistance Corporation bonds continue to be rated A by Moody's. In January 1992, S&P lowered from A to A- the ratings of New York State general obligation bonds and stated that it continued to assess the ratings outlook as negative. The ratings of various agency debt, state moral obligations, contractual obligations, lease purchase obligations and state guaranteed also were lowered. In February 1991, Moody's lowered its rating on New York City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. The rating changes reflect the rating agencies' concerns about the financial condition of New York State and City, the heavy debt load of the State and City, and economic uncertainties in the region. Investors should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.


OTHER INVESTMENT CONSIDERATIONS _ Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

       Page 8
        New issues of Municipal Obligations usually are offered on a when-issued basis, which means that delivery and payment for such Municipal Obligations ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the Municipal Obligations are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such Municipal Obligations only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable, although any gain realized on such sale would be taxable. The Fund will not accrue income in respect of a when-issued security prior to its stated delivery date. No additional when-issued commitments will be made if more than 20% of the value of the Fund's net assets would be so committed.
        Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Municipal Obligations purchased on a when-issued basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Municipal Obligations on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the when-issued commitments will be established and maintained at the Fund's custodian bank. Purchasing Municipal Obligations on a when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.
        Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.
        The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940. A "diversified" investment company is required by the Investment
Company Act of 1940 generally to invest, with respect to 75% of its total assets, not more than 5% of such assets in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which requires that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its
       Page 9
total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Fund's assets may be inv ested in the obligations of a limited number of issuers, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.
        Investment decisions for the Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. However, if such other investment companies are prepared to invest in, or desire to dispose of, Municipal Obligations or Taxable Investments at the same time as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                            MANAGEMENT OF THE FUND

        The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of August 31, 1995, The Dreyfus Corporation managed or administered approximately $80 billion in assets for more than 1.8 million investor accounts nationwide.

        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.

        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCOCredit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including TheDreyfus Corporation, Mellon managed more than $203 billion in assets as of June 30, 1995, including approximately $73 billion in mutual fund assets. As of June 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $707 billion in assets including approximately $71 billion in mutual fund assets.


        For the fiscal year ended July 31, 1995, the Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .20 of 1% of the value of the Fund's average daily net assets.

        Unless The Dreyfus Corporation gives the Fund's investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i)the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the Fund's average daily net assets and (ii) as to Class B shares only, payments made pursuant to the Fund's Service Plan at the annual rate of .25 of 1% of the value of the average daily net assets of Class B. See "Service Plan." The Fund will not reimburse The Dreyfus Corporation in respect of any amounts the Fund may deduct or The Dreyfus Corporation may bear.
         Page 10

        The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent company is Boston Institutional Group, Inc.


        The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.

                          HOW TO BUY FUND SHARES
        The Fund is designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Fund shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.

        The minimum initial investment is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among the Fund, Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Institutional Short Term Treasury Fund, Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury Cash Management and Dreyfus Treasury Prime Cash Management; or (b) the investor has, in the opinion of management of Dreyfus Institutional Services Division, a division of Dreyfus Service Corporation, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among the funds identified above. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Fund's Account Application. Management understands that some financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") and other institutions may charge their clien ts fees in connection with purchases for the accounts of their clients. These fees would be in addition to any amounts which might be received under the Service Plan. Service Agents may receive different levels of compensation for selling different classes of shares. Each Service Agent has agreed to transmit to its clients a schedule of such fees. Share certificates are issued only upon the investor's written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. The Fund reserves the right to reject any purchase order.


        Fund shares may be purchased by wire, by telephone or through compatible computer facilities. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone, investors should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" in this Prospectus. For instructions concerning purchases and to determine whether their computer facilities are compatible with the Fund's, investors should also call one of the telephone numbers listed under "General Information."

        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Custodian. If an investor does not
          Page 11
remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested.
        The Fund's net asset value per share is determined as of 12:00 Noon, New York time, on each day that the New York Stock Exchange is open for business. Net asset value per share of each class is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.
        Except in the case of telephone orders, investors whose payments are received in or converted into Federal Funds by 12:00 Noon, New York time, by the Custodian will receive the dividend declared that day. Investors whose payments are received in or converted into Federal Funds after 12:00 Noon, New York time, by the Custodian will begin to accrue dividends on the following business day.
        Investors may telephone orders for purchases of Fund shares. These orders will become effective at the price determined at 12:00 Noon, New York time, and the shares purchased will receive the dividend on Fund shares declared on that day if the telephone order is placed by 12:00 Noon, New York time, and Federal Funds are received by 4:00 p.m., New York time, on that day.
        Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a cert ified TIN to the Fund could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
                        INVESTOR SERVICES

FUND EXCHANGES _ An investor may purchase, in exchange for Class A or Class B shares of the Fund, shares of Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Institutional Short Term Treasury Fund, Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury Cash Management and Dreyfus Treasury Prime Cash Management, which have different investment objectives that may be of interest to investors. Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is being made: Telephone Exchange Privilege, Redemption by Wire or Telephone, Redemption Through Compatible Computer Facilities and the dividend/capital gain distribution option selected by the investor.

        To request an exchange, exchange instructions must be given in writing or by telephone to Dreyfus Institutional Services Division. See "How to Redeem Fund Shares_Procedures." Before any exchange, the investor must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling one of the telephone numbers listed under "General Information." Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. The exchange of shares of one fund for shares of another fund is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss. No fees currently are charged investors directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge investors a nominal fee in accordance with rules promulgated by the Securities and Exchange
          Page 12
Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund exchanges may be modified or terminated at any time upon notice to investors.

DREYFUS AUTO-EXCHANGE PRIVILEGE _ Dreyfus Auto-Exchange Privilege enables an investor to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Class A or Class B shares of the Fund, in shares of Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Institutional Short Term Treasury Fund, Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury Cash Management or Dreyfus Treasury Prime Cash Management, if the investor is currently an investor in one of these funds. The amount an investor designates, which can be expressed either in terms of a specific dollar or share amount, will be exchanged automatically on the first and/or fifteenth of the month according to the schedule that the investor has selected. Shares will be exchanged at the then-current net asset value. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by writing to Dreyfus Institutional Services Division, EAB Plaza, 144 Glenn Curtiss Boulevard, 8th Floor, Uniondale, New York 11556-0144. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss. For more information concerning this Privilege and the funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call one of the telephone numbers listed under "General Information."

                    HOW TO REDEEM FUND SHARES
GENERAL _ Investors may request redemption of shares at any time and the shares will be redeemed at the next determined net asset value.

        The Fund imposes no charges when shares are redeemed. Service Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any share certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.

        If a request for redemption is received in proper form by Dreyfus Institutional Services Division by 12:00 Noon, New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. If the request is received later that day by Dreyfus Institutional Services Division, the shares will receive the dividend on the Fund's shares declared on that day and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by Dreyfus Institutional Services Division of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
PROCEDURES _ Investors may redeem Fund shares by wire or telephone, or through compatible computer facilities as described below.

        If an investor selects a telephone redemption privilege or telephone exchange privilege (which is automatically granted unless the investor refuses it), the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the
        Page 13
Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if they do not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

        During times of drastic economic or market conditions, investors may experience difficulty in contacting the Transfer Agent or its agents by telephone to request a redemption or exchange of Fund shares. In such cases, investors should consider using the other redemption procedures described herein.

REDEMPTION BY WIRE OR TELEPHONE _ Investors may redeem Fund shares by wire or telephone. The redemption proceeds will be paid by wire transfer. Investors can redeem shares by telephone by calling one of the telephone numbers listed under "General Information." The Fund reserves the right to refuse any request made by wire or telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Transfer Agent or the Fund. The Statement of Additional Information sets forth instructions for redeeming shares by wire. Shares for which certificates have been issued may not be redeemed by wire or telephone.


REDEMPTION THROUGH COMPATIBLE COMPUTER FACILITIES _ The Fund makes available to institutions the ability to redeem shares through compatible computer facilities. Investors desiring to redeem shares in this manner should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" to determine whether their computer facilities are compatible and to receive instructions for redeeming shares in this manner.

                               SERVICE PLAN
                              (Class B Only)
        Class B shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Service Plan, the Fund (a) reimburses the Distributor for distributing the Fund's Class B shares and (b) pays The Dreyfus Corporation, Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund's Class B shares and for providing certain services relating to Class B shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts("Servicing"), at an aggregate annual rate of .25 of 1% of the value of the average daily net assets of Class B. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Class B shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determines the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. The fee payable for Servicing is intended to be a "service fee" as defined in
Article III, Section 26 of the NASD Rules of Fair Practice. The fees payable under the Service Plan are payable without regard to actual expenses incurred.
                          SHAREHOLDER SERVICES PLAN
                                (Class A Only)

        Class A shares are subject to a Shareholder Services Plan pursuant to which the Fund has agreed to reimburse Dreyfus Service Corporation an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of the Class A shares for certain allocated expenses of providing personal services to, and/or maintaining accounts of, Class A shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries
        Page 14
regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Dreyfus Corporation, and not the Fund, currently reimburses Dreyfus Service Corporation for any such allocated expenses. See "Management of the Fund."

                  DIVIDENDS, DISTRIBUTIONS AND TAXES

        The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange or the Transfer Agent is open for business. Fund shares begin earning income dividends on the day the purchase order is effective. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the prior business day. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Fund shares at net asset value or, at the investor's option, paid in cash. If an investor redeems all shares in its account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act of 1940. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive distributions in cash or to reinvest in additional Fund shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to Class A or Class B will be borne exclusively by such Class. Class B shares will receive lower per share dividends than Class A shares because of the higher expenses borne by Class B. See "Annual Fund Operating Expenses."

        Except for dividends from Taxable Investments, the Fund anticipates that substantially all dividends paid by the Fund will not be subject to Federal, New York State and New York City personal income taxes. To the extent that investors are obligated to pay state or local taxes outside of New York State and New York City, dividends earned by an investment in the Fund may represent taxable income. Dividends derived from Taxable
Investments, together with distributions from any net realized short-term securities gains and all or a portion of any gain realized from the sale or other disposition of certain market discount bonds, are taxable as ordinary income whether received in cash or reinvested in Fund shares, if the beneficial holder of Fund shares is a citizen or resident of the United States. No dividend paid by the Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund generally are taxable as long-term capital gains for Federal income tax purposes if the beneficial holder of Fund shares is a citizen or resident of the United States, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The
Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares which is deemed to relate to exempt-interest dividends is not deductible.
        Although all or a substantial portion of the dividends paid by the Fund may be excluded by the beneficial holders of Fund shares from their gross income for Federal income tax purposes, the Fund may pur-
       Page 15
chase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "adjusted current earnings" preference item for purposes of the corporate alternative minimum tax as well as a component in computing the corporate environmental tax or (iii) a factor in determining the extent to which the Social Security benefits of a beneficial holder of Fund shares are taxable. If the Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to a beneficial holder of Fund shares who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause a beneficial holder of Fund shares to be subject to such taxes.
        Notice as to the tax status of an investor's dividends and distributions will be mailed to such investor annually. Each investor also will receive periodic summaries of its account which will include information as to dividends and distributions from securities gains, if any, paid during the year. These statements set forth the dollar amount of income exempt from Federal tax and the dollar amount, if any, subject to Federal tax. These dollar amounts will vary depending on the size and length of time of the investor's investment in the Fund. If the Fund pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.
        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends and distributions from net realized securities gains paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        Management of the Fund believes that the Fund has qualified for the fiscal year ended July 31, 1995 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.
                           GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 12, 1990, and commenced operations on November 4, 1991. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share.
 The Fund's shares are classified into two classes. Each share has one vote and shareholders will vote in the aggregate and
         Page 16
not by class except as to any matter which affects only one class or as otherwise required by law. Holders of Class B shares only, however, will be entitled to vote on matters submitted to shareholders pertaining to the Service Plan. Investors have agreed to vote Fund shares for which they are the record owners according to voting instructions received from the beneficial holder of such shares.
        Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to a void, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As described under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
        The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.

        Investor inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, by calling in New York State, 1-718-895-1650 or outside New York State, 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem Fund shares should call toll free 1-800-554-4611.

        The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will perform only administrative and shareholder servicing functions. While the matter is not free from doubt, the Fund's Board of Trustees believes that such laws should not preclude a bank from acting on behalf of clients as contemplated by this Prospectus. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or part of the activities contemplated by this Prospectus. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
          Page 17
PROSPECTUS
(LION LOGO)
DREYFUS
NEW YORK
MUNICIPAL
CASH
MANAGEMENT
copyright logo 1995 Dreyfus Service Corporation
287p




______________________________________________________________________________

                       DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
                               CLASS A AND CLASS B SHARES
                                         PART B
                          (STATEMENT OF ADDITIONAL INFORMATION)
                                    OCTOBER 10, 1995

______________________________________________________________________________

        This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus New York Municipal Cash Management (the "Fund"), dated October 10, 1995, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss
Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, call the following numbers:


                In New York State -- Call Toll Free 1-718-895-1650 Outside New York State -- Call Toll Free 1-800-346-3621

        Individuals or entities for whom institutions may purchase or redeem Fund shares may write to the Fund at the above address or call toll free 1-800-554-4611 to obtain a copy of the Fund's Prospectus.

        The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

        Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                                  TABLE OF CONTENTS
                                                                   Page
Investment Objective and Management Policies. . . . . . . . . . . . B-2
Management of the Fund. . . . . . . . . . . . . . . . . . . . . . . B-7
Management Agreement. . . . . . . . . . . . . . . . . . . . . . . . B-11
Purchase of Fund Shares . . . . . . . . . . . . . . . . . . . . . . B-12
Service Plan (Class B Only) . . . . . . . . . . . . . . . . . . . . B-13
Shareholder Services Plan (Class A Only). . . . . . . . . . . . . . B-14
Redemption of Fund Shares . . . . . . . . . . . . . . . . . . . . . B-15
Determination of Net Asset Value. . . . . . . . . . . . . . . . . . B-16
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . B-17
Investor Services . . . . . . . . . . . . . . . . . . . . . . . . . B-17
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . . B-18
Yield Information . . . . . . . . . . . . . . . . . . . . . . . . . B-18
Information About the Fund. . . . . . . . . . . . . . . . . . . . . B-19
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Auditors. . . . . . . . . . . . . . . . . B-20
Appendix A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-21
Appendix B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-35
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . B-39
Report of Independent Auditors. . . . . . . . . . . . . . . . . . . B-51



              INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Description of the Fund."

        The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended July
31, 1995, computed on a monthly basis, was as follows:

Fitch                  Moody's             Standard
Investors              Investors           & Poor's
Service, Inc.          Service, Inc.       Corporation       Percentage
("Finch")       or     ("Moody's"          ("S&P")           of Value
------------           ------------        -----------       ----------

F-1+/F-1               VMIG 1/MIG 1,       SP-1+/SP-1,
                                           A-1+/A-1           91.0%
AAA/AA                 Aaa/Aa              AAA/AA              4.3
Not Rated              Not Rated           Not Rated           4.7
                                                              ------
                                                             100.00%
                                                             =======


        Municipal Obligations. The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

        Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

        The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of the Fund's management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

        Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations.
Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize these risks by investing only in those lease obligations that (1) are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the lease obligation was rated by only one such organization) or
(2) if unrated, are purchased principally from the issuer or domestic banks or other responsible third parties, in each case only if the seller shall have entered into an agreement with the Fund providing that the seller or other responsible third party will either remarket or repurchase the lease obligation within a short period after demand by the Fund. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Accordingly, not more than 10% of the value of the Fund's net assets will be invested in lease obligations that are illiquid and in other illiquid securities.
See "Investment Restriction No. 10" below.

        Ratings of Municipal Obligations. If, subsequent to its purchase by the Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Board determines that it is no longer of comparable quality or
(b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions.

        To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

        Illiquid Securities. If a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the Securities Act of 1933, as amended, for certain restricted securities held by the Fund, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board of Trustees has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.

        Taxable Investments. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan
Banks, by the right of the issuer to borrow from the U.S.
Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

        Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

        Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time.

        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

        In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.


        Risk Factors-Investing in New York Municipal Obligations. Each investor should consider carefully the special risks inherent in investing in New York Municipal Obligations by the Fund. These risks result from the financial condition of New York State and certain of its public bodies and municipalities, including New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990s added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. The State's financial operations have improved, however, during recent fiscal years. After reflecting a 1993 year-end deposit to the refund reserve account of $671 million, reported 1993 General Fund receipts were $45 million higher than originally projected in April 1992. The State completed the 1994 and 1995 fiscal years with operating surpluses of $914 million and $158 million, respectively. There can be no assurance that New York will not face substantial potential budget gaps in future years. In January 1992, Moody's lowered from A to Baa1 the ratings on certain appropriation-backed debt of New York State and its agencies. The State's general obligation, state guaranteed and New York State Local Government Assistance Corporation bonds continue to be rated A by Moody's. In January 1992, S&P lowered from A to A- the ratings of New York State general obligation bonds and stated that it continued to assess the ratings outlook as negative. The ratings of various agency debt, state moral obligations, contractual obligations, lease purchase obligations and state guarantees also were lowered. In February 1991, Moody's lowered its rating on New York City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. The rating changes reflect the rating agencies' concerns about the financial condition of New York State and City, the heavy debt load of the State and City, and economic uncertainties in the region. Investors should review "Appendix A" which more fully sets forth these and other risk factors.


        Investment Restrictions. The Fund has adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940 (the "Act")) of the Fund's outstanding voting shares. Investment restriction number 10 is not a fundamental policy and may be changed by vote of a majority of the Fund's Trustees at any time. The Fund may not:

          1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Fund's Prospectus.

          2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

          3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

          4.    Sell securities short or purchase securities on margin.

          5. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

          6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

          7. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.

          8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

          10. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

        Notwithstanding Investment Restriction Nos. 1, 3 and 6, the Fund reserves the right to enter into interest rate futures contracts, and municipal bond index futures contracts, and any options that may be offered in respect thereof, subject to the restrictions then in effect of the Securities and Exchange Commission and the Commodity Futures Trading Commission and to the receipt or taking, as the case may be, of appropriate consents, approvals and other actions from or by those regulatory bodies. In any event, no such contracts or options will be entered into until a general description of the terms thereof are set forth in a subsequent prospectus and statement of additional information, the Registration Statement with respect to which has been filed with the Securities and Exchange Commission and has become effective.

        For purposes of Investment Restriction No. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

        The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                        MANAGEMENT OF THE FUND

        Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is deemed to be an "interested person" of the Fund, as defined in the Act, is indicated by an asterisk.

Trustees of the Fund
-------------------

*DAVID W. BURKE, Trustee.  Consultant to the Manager since August
        1994. From October 1990 to August 1994, Mr. Burke was Vice President and Chief Administrative Officer of the Manager. During the period 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. Mr. Burke is 59 years old and his address is 200 Park Avenue, New York, New York 10166.


ISABEL P. DUNST, Trustee.  Partner in the law firm of Hogan &
        Hartson since 1990. From 1986 to 1990, Deputy General Counsel of the United States Department of Health and Human Services. She is also a Trustee of the Clients Security Fund of the District of Columbia Bar and President of Temple Sinai. Ms. Dunst is 48 years old and her address is c/o Hogan & Hartson, Columbia Square, 555 Thirteenth Street, N.W., Washington, D.C. 20004-1109.


LYLE E. GRAMLEY, Trustee. Consulting economist since June 1992 and Senior Staff Vice President and Chief Economist of Mortgage Bankers Association of America from 1985 to May 1992. Since February 1993, a director of CWM Mortgage Holdings, Inc. From 1980 to 1985, member of the Board of Governors of the Federal Reserve System. Mr. Gramley is 68 years old and his address is 12901 Three Sisters Road, Potomac, Maryland 20854.


WARREN B. RUDMAN, Trustee. Since January 1993, Partner in the law firm Paul, Weiss, Rifkind, Wharton & Garrison. From January 1981 to January 1993, Mr. Rudman served as a United States Senator from the State of New Hampshire. Since May 1995, Mr. Rudman has served as director of Collins & Aikman Corporation. Also, since January 1993, Mr. Rudman has as a director of Chubb Corporation and of the Raytheon Company. He has served as Vice Chairman of the President's Foreign Intelligence Advisory Board since January 1993. From January 1993 to December 1994, Mr. Rudman served as Chairman of the Federal Reserve Bank of Boston. Since 1988, Mr. Rudman has served as a trustee of Boston College and since 1986 been a member of the Senior Advisory Board of the Institute of Politics of the Kennedy School of Government at Harvard University. Mr. Rudman is 65 years old and his address is 1615 L Street, N.W., Suite 1300, Washington D.C. 20036.

        For so long as the Fund's plans described in the sections captioned "Service Plan" and "Shareholder Services Plan" remain in effect, the Trustees of the Fund who are not "interested persons" of the Fund, as defined in the Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

        Each Trustee was elected at a meeting of shareholders held on August 5, 1994. No further meetings of shareholders will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

        Trustees are entitled to receive an annual retainer and a per meeting fee and reimbursement for their expenses. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation payable to each Trustee by the Fund for the fiscal year ended July 31, 1995, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1994, were as follows:





                                                 (3)                                                    (5)
                          (2)                  Pension or                    (4)                Total Compensation
   (1)                 Aggregate             Retirement Benefits        Estimated Annual        from Fund and
Name of Board          Compensation from     Accrued as Part of         Benefits Upon           Fund Complex Paid
   Member                Fund(1)(2)            Fund's Expenses             Retirement           to Board Member
-------------          -----------------     --------------------       ----------------        -------------------
David W. Burke           $3,000                  none                       none                    $36,311* (52)

Isabel P. Dunst          $3,000                  none                       none                    $40,692** (7)

Lyle E. Gramley          $3,000                  none                       none                    $40,692** (7)

Warren B. Rudman         $3,000                  none                       none                    $76,544*** (17)


_________________________________________
(1)     Amount does not include reimbursed expenses for attending
        Board meetings, which amounted to $249.04 for all Trustees as a group.


(2) The aggregate compensation payable to each Trustee by the Fund was paid by the Manager and not the Fund.


(*)     $8,413 of this amount was paid by the Manager.


(**) The total compensation payable by the Fund and Fund Complex was paid by the Manager.


(***)   $46,942 of this amount was paid by the Manager.


Officers of the Fund
--------------------

MARIE E. CONNOLLY, President and Treasurer.  President and Chief
        Operating Officer and a Director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent company of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 37 years old.


JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice
        President - General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an associate at Ropes & Gray. He is 30 years old.


FREDERICK C. DEY, Vice President and Assistant Treasurer.  Senior
        Vice President of the Distributor and an officer of other investment companies advised or administered by the Manager. From 1988 to August 1994, he was manager of the High Performance Fabric Division of Spring Industries Inc. He is 33 years old.


ERIC B. FISCHMAN, Vice President and Assistant Secretary.
        Associate General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 30 years old.


JOSEPH F. TOWER, III, Assistant Treasurer.  Treasurer and Chief
        Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 32 years old.


JOHN J. PYBURN, Assistant Treasurer.  Assistant Treasurer of the
        Distributor and an officer of other investment companies advised or administered by Manager. From 1984 to July 1994, he held the position of Assistant Vice President in the Mutual Fund Accounting Department of Manager and was an officer of several investment companies advised or administered by Manager. He is 59 years old.


RUTH D. LEIBERT, Assistant Secretary. Assistant Vice President of the Distributor and an officer of other investment companies advised or administered by the Manager. From March 1992 to July 1994, she was a Compliance Officer for The Managers Funds, a registered investment company. From March 1990 until September 1991, she was Development Director of The Rockland Center for the Arts. She is 50 years old.

        The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

        Trustees and officers of the Fund, as a group, owned less than 1% of the Fund's shares of beneficial interest outstanding on September 26, 1995.


        The following shareholders are known by the Fund to own of record 5% or more of the Fund's Class B shares of beneficial interest outstanding on September 26, 1995: (1) Royal Farms Inc, 2101 Avenue X, Brooklyn, NY 11235-2910 (32.89%); (2) Midtown
Electric Supply Corporation, 157 West 18th Street New York, NY 10011-4101 (18.95%); (3) Gunther & Co., Church Street Station, P.O. Box 395, New York, NY 10008-0395 (15.89%); (4) Compass Bank
P.O. Box 10566, Burmingham, AL 35296 (14.29%); and (5) Royal
Farms Inc., Insurance Reserve Account, 2101 Avenue X, Brooklyn,
NY 11235-2910 (8.36%). A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the Act) of the Fund.


                        MANAGEMENT AGREEMENT

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Management of the Fund."

        The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994, with the Fund, which is subject to annual approval by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. Shareholders approved the Agreement on August 5, 1994, and the Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Agreement, last voted to approve the Agreement at a meeting held on May 24, 1995. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the Act).


        The following persons are officers and/or directors of the
Manager: Howard Stein Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Robert E. Riley, President, Chief Operating Officer and a director; Stephen
E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William G. Glavin, Jr., Vice President-Corporate Development; Henry D. Gottmann, Vice President-Retail Sales and Service; Mark N. Jacobs, Vice President-Fund Legal and Compliance and Secretary; Daniel C. Maclean, Vice President and General Counsel; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information
Services; Katherine C. Wickham, Vice President-Human Resources; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Green, Julian M. Smerling and David B. Truman, directors.

        The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board of Trustees. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Karen M. Hand, Stephen C. Kris, Richard J. Moynihan, Jill C. Shaffro, L. Lawrence Troutman, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of securities analysts who provide research services for the Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the Trustees' review at the meeting subsequent to such transactions.

        The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

        As compensation for its services, the Fund has agreed to pay the Manager a monthly fee at the annual rate of .20 of 1% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders. The fees payable for the fiscal years ended July 31, 1993 and 1994 amounted to $202,107 and $261,339, respectively, which amounts were reduced pursuant to undertakings by the Manager, resulting in net management fees paid for such fiscal years of $21,427 and $192,934, respectively. The management fee paid for the fiscal year ended July 31, 1995 was $217,769.

        Unless the Manager gives the Fund's investors at least 90 days' notice to the contrary, the Manager, and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the
Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the Fund's average daily net assets and (ii) as to Class B shares only, payments made pursuant to the Fund's Service Plan at the annual rate of .25 of 1% of the value of the average daily net assets of Class B. See "Service Plan."

        In addition, the Agreement provides that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

        The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


                        PURCHASE OF FUND SHARES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"How to Buy Fund Shares."

        The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, banks or other financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.


        Using Federal Funds. The Shareholder Services Group, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer, bank or other financial institution and his order to purchase Fund shares is paid for other than in Federal Funds, the securities dealer, bank or other financial institution, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with a sufficient Federal Funds or cash balance in his brokerage account with a securities dealer, bank or other financial institution will become effective on the day that the order, including Federal Funds, is received by the Transfer
Agent.


                        SERVICE PLAN
                        (CLASS B ONLY)

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Service Plan."

        Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's shareholders and Board of Trustees have approved such a Plan (the "Service Plan") with respect to the Fund's Class B shares. Pursuant to the Service Plan, the Fund
(i) reimburses the Distributor for distributing the Fund's Class B shares and (ii) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing Class B shares and for providing certain services to the holders of Class B shares. Under the Service Plan, the Distributor and Dreyfus may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect to these services. The Fund's Board of Trustees believes that there is a reasonable likelihood that the Service Plan will benefit the Fund and the holders of Class B shares.

        A quarterly report of the amounts expended under the Service Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Service Plan provides that it may not be amended to increase materially the costs which holders of Class B shares may bear pursuant to the Service Plan without the approval of the holders of Class B shares and that other material amendments of the Service Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Service Plan is subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on the Service Plan.
The Service Plan was so approved by the Trustees at a meeting held on May 24, 1995. The Service Plan may be terminated at any time by vote of a majority of the Trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan or by vote of the holders of a majority of Class B shares.


        For the period August 24, 1994 (effective date of Service
Plan) through July 31, 1995, the Fund paid $38,606 pursuant to the Service Plan, of which $35,722 was paid to the Distributor as reimbursement for distributing Class B shares, and $2,884 was paid to Dreyfus for advertising and marketing Class B shares and for providing services to Class B shareholders.


        Prior Service Plan. As of August 24, 1994, the Fund terminated its then existing Service Plan, which provided for payment to be made to Dreyfus Service Corporation, the Fund's distribution prior to such date, for advertising, marketing and distributing the Fund's Class B shares at the annual rate of .25% of the value of the average daily net assets of Class B. For the period August 1, 1994 through August 23, 1994 the Fund paid Dreyfus Service Corporation pursuant to such plan $8,182, of which approximately $8,028 was for distributing Class B shares and approximately $154 was for advertising and marketing Class B shares and for services provided to Class B shares.


                         SHAREHOLDER SERVICES PLAN
                             (CLASS A ONLY)

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Shareholder Services Plan."

        The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund has agreed to reimburse the Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts with respect to Class A shares only. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

        A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is sub-ject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on the Plan. The Plan, as revised, was so approved at a meeting held on March 1, 1995. The Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.


        For the fiscal year ended July 31, 1995, no amounts were paid by the Fund with respect to Class A shares under the Plan.
See "Management Agreement".


                        REDEMPTION OF FUND SHARES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"How to Redeem Fund Shares."

        Redemption by Wire or Telephone. By using this procedure, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this procedure on the same business day if Dreyfus Institutional Services Division receives the redemption request in proper form prior to 12:00 Noon, New York time, on such day; otherwise, the Fund will initiate payment on the next business day. Such payment will be made to a bank that is a member of the Federal Reserve System.

        Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmission:
                                                     Transfer Agent's
                Transmittal Code                     Answer Back Sign
                _______________                      ________________

                      144295                          144295 TSSG PREP


        Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should inform the operator of the Transfer Agent's answer back sign.

        Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

        Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than a customary weekend and holiday closing), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                        DETERMINATION OF NET ASSET VALUE

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"How to Buy Fund Shares."

        Amortized Cost Pricing. The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method pro-vides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

        The Board of Trustees has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for purposes of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the "Service") approved by the Board of Trustees. The Service values the Fund's investments based on methods which include consideration of: yields or prices of municipal obligations of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

        The extent of any deviation between the Fund's net asset value based upon available market quotations or market equiva-lents and $1.00 per share based on amortized cost will be ex-amined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will consider what actions, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

        New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                        PORTFOLIO TRANSACTIONS

        Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

        Transactions are allocated to various dealers by the Fund's Portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of Fund shares.

        Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.


                        INVESTOR SERVICES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Investor Services."

        Fund Exchanges. By using the Telephone Exchange Privilege, the investor authorizes the Distributor to act on exchange instructions from any person representing himself or herself to be an authorized representative of the investor and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. Shares in certificate form are not eligible for telephone exchange.


        Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Institutional Short Term Treasury Fund, Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury Cash Management and Dreyfus Treasury Prime Cash Management. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value. Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the Investor. An investor will be notified if its account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange Transaction. Shares issued in certificate form are not eligible for Auto-Exchange.

        Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

        The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund expenses and Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to investors.


                        DIVIDENDS, DISTRIBUTIONS AND TAXES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Dividends, Distributions and Taxes."

        Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code of 1986, as amended.


                        YIELD INFORMATION

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Yield Information."

        For the seven-day period ended July 31, 1995, the yield and effective was yield for Class A shares was 3.67% and 3.74%, respectively, and for Class B shares was 3.43% and 3.49%, respectively. Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to the shareholder's account, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


        Based upon a 1995 combined Federal, New York State and New York City income tax rate of 47.05%, the Fund's tax equivalent yield for the seven-day period ended July 31, 1995 was 6.93% for Class A shares and 6.48% for Class B shares. Tax equivalent yield is computed by dividing that portion of the yield or effective yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.

        The tax equivalent yield noted above represents the application of the highest Federal, New York State and New York City marginal personal income tax rates presently in effect. For Federal income tax purposes, a 39.6% tax rate has been used. For New York State and New York City personal income tax purposes, tax rates of 7.875% and 4.46%, respectively, have been used. The tax equivalent figure, however, does not reflect the potential effect of any other local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

        Yields will fluctuate and are not necessarily representative of future results. Each investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See
"Determination of Net Asset Value" for a discussion of the manner in which the Fund's price per share is determined.

        From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as representative of the Fund's past or future performance.

        From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, including actual or proposed tax legislation. From time to time, advertising materials for the Fund may also refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute.


                        INFORMATION ABOUT THE FUND

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"General Information."

        Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and nonassessable. Fund shares have no preemptive, subscription or conversion rights and are freely transferable.

        The Fund sends annual and semi-annual financial statements to all its shareholders.

        In early 1974, the Manager commenced offering the first money market fund to be widely offered on a retail basis, Dreyfus
Liquid Assets, Inc. Money market mutual funds have subsequently grown into a multi-billion dollar industry.

        The Fund is a member of the Family of Dreyfus Cash
Management Funds which are designed to meet the needs of an array of institutional investors. As of September 18, 1995, the total net assets of the family of Dreyfus Cash Management Funds amounted to approximately $21.3 billion.


               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                                AND INDEPENDENT AUDITORS


        The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian of the Fund's investments. The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Neither The Bank of New York nor The Shareholder Services Group, Inc. has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

        Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Fund's Prospectus.

        Ernst & Young LLP, 787 Seventh Avenue, New York, New York
10019, independent auditors, have been selected as auditors of the Fund.


                        APPENDIX A

        RISK FACTORS--INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS

        The financial condition of New York State (the "State") and certain of its public bodies (the "Agencies") and municipalities, particularly New York City (the "City"), could affect the market values and marketability of New York Municipal Obligations which may be held by the Fund. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State, the City and the Municipal Assistance Corporation for the City of New York ("MAC") available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

        A national recession commenced in mid-1990. The downturn continued through the remainder of the 1990-91 fiscal year, and was followed by a period of weak economic growth during the remainder of the 1991 calendar year. For the calendar year 1992, the national economy continued to recover, although at a rate below all post-war recoveries. The recession was more severe in the State than in other parts of the nation, owing to a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market. The State economy remained in recession until 1993, when employment growth resumed. Since early 1993, the State has gained approximately 100,000 jobs. The State's economy is expected to continue to expand modestly during 1995, but there will be a pronounced slow-down during the course of the year. Although industries that export goods and services abroad are expected to benefit from the lower dollar, growth will be slowed by government cutbacks at all levels. On an average annual basis, employment growth will be about the same as 1994. Both personal income and wages are expected to record moderate gains in 1995.

        The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for 1995-96 fiscal year was formulated on June 20, 1995 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor.

        The 1995-96 budget is the first to be enacted in the administration of the Governor, who assumed office on January 1. It is the first budget in over half a century which proposed and, as enacted, projects an absolute year-over-decline in General Fund disbursements. Spending for State operations is projected to drop even more sharply, by 4.6%. Nominal spending from all State funding sources (i.e., excluding Federal aid) is proposed to increase by only 2.5% from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0% annually.

        In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing their total to approximately $5 billion.

        This gap is projected to be closed in the 1995-96 State Financial Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions.

        The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1994-95 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

        The General Fund is projected to be balanced on a cash basis for the 1995-96 fiscal year. Total receipts and transfers from other funds are projected to be $33.110 billion, a decrease of $48 million from total receipts in the prior fiscal year. Total General fund disbursements and transfers to other funds are projected to be $33.055 billion, a decrease of $344 million from the total amount disbursed in the prior fiscal year.

        There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

        On June 6, 1990, Moody's changed its ratings on all the State's outstanding general obligation bonds from A1 to A. On March 26, 1990 and January 13, 1992, S&P changed its ratings on all of the State's outstanding general obligation bonds from AA-to A and from A to A-, respectively. In February 1991, Moody's lowered its rating on the City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. Ratings reflect only the respective views of such organizations, and their concerns about the financial condition of New York State and City, the debt load of the State and City and any economic uncertainties about the region. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant.

        (1) The State, Agencies and Other Municipalities. During the mid-1970s, some of the Agencies and municipalities (in particular, the City) faced extraordinary financial difficulties, which affected the State's own financial condition. These events, including a default on short-term notes issued by the New York State Urban Development Corporation ("UDC") in February
1975, which default was cured shortly thereafter, and a continuation of the financial difficulties of the City, created substantial investor resistance to securities issued by the State and by some of its municipalities and Agencies. For a time, in late 1975 and early 1976, these difficulties resulted in a virtual closing of public credit markets for State and many State related securities.

        In response to the financial problems confronting it, the State developed and implemented programs for its 1977 fiscal year that included the adoption of a balanced budget on a cash basis (a deficit of $92 million that actually resulted was financed by issuing notes that were paid during the first quarter of the State's 1978 fiscal year). In addition, legislation was enacted limiting the occurrence of additional so-called "moral obligation" and certain other Agency debt, which legislation does not, however, apply to MAC debt.

        State Financial Cash-Basis Results--General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

        New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93, 1993-94 and 1994-95 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in 1992-93 and 1993-94, and smaller fund balance in 1994-95, as described below.

        New York State ended its 1994-95 fiscal year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund ("CRF"). The CRF was established in State Fiscal year 1993-94, funded partly with surplus moneys, to assist the State in financing the 1994-95 fiscal year costs of extraordinary litigation known or anticipated at that time; the opening fund balance in State fiscal year 1994-95 was $265 million. The $241 million change in the fund balance reflects the use of $264 million in the CRF as planned, as well as the required deposit of $23 million to the Tax Stabilization Reserve Fund. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited at the end of the State's 1994-95 fiscal year to continue the process of restricting the State's cash flow as part of the New York Local Government Assistance Corporation ("LGAC") program.

        Compared to the State Financial Plan for 1994-1995 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential Federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount, $277 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and LGAC; these restatements had no impact on balance in the General Fund

        Disbursements were also reduced from original projections by $848 million. After adjusting for the net impact of restatements relating to the CRF and LGAC which raised disbursements by $38 million, the variance of $886 million. Well over two-thirds of this variance is in the category of grants to local governments, primarily reflecting the conservative nature of the original estimates of projected costs for social services and other programs. Lower education costs are attributable to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds.

        The spending reductions also reflect $188 million in actions initiated in January 1995 by the Governor to reduce spending to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects. These actions, together with $71 million in other measures comprised the Governor's $259 million gap-closing plan, submitted to the Legislature in connection with the 1995-96 Executive Budget.

        The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in the CRF and $134 million in its tax stabilization reserve fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

        Of the $1.140 billion deposited in the tax refund reserve account, $1.026 billion was available for budgetary planning purposes in the 1994-95 fiscal year. The remaining $114 million will be redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The balance in the contingency reserve fund will be used to meet the cost of litigation facing the State in its 1994-95 fiscal year.

        Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in 1993-94 exceeded those originally projected when the State Financial Plan for the year was formulated on April 16, 1993 by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts. Collections from individual taxes were affected by various factors including changes in Federal business laws, sustained profitability of banks, strong performance of securities firms, and higher-than-expected consumption of tobacco products following price cuts.

        The higher receipts resulted, in part, because the New York economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 year, and although this lagged the national economic recovery, the growth in New York began earlier than forecasted. The New York economy exhibited signs of strength in the service sector, in construction, and in trade. Long Island, and the Mid-Hudson
Valley continued to lag the rest of the State in economic growth.

Approximately 100,000 jobs are believed to have been added during the 1993-94 fiscal year.

        Disbursements and transfer from the General Fund were $303 million below the level projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the State Financial Plan formulated in April 1993, disbursements were lower for Medicaid, capital projects, and debt service (due to refundings). In addition, $114 million of school and payments were funded from the proceeds of LGAC bonds. Disbursements were higher-than-expected for general support for public schools. The State also made the first of six required payments to the State of Delaware related to the settlement of Delaware's litigation against the State regarding the disposition of abandoned property receipts.

        During the 1993-94 fiscal year, the State also established and funded the CRF as a way to assist the State in financing the cost of litigation affecting the State. The CRF was initially funded with a transfer of $100 million attributable to the positive margin recorded in the 1992-93 fiscal year. In addition, the State augmented this initial deposit with $132 million on debt service savings attributable to the refinancing of State and public authority bonds during 1993-94. A year-end transfer of $36 million was also made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance at the end of 1993-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund.

        For its 1992-93 fiscal year the State had a balanced budget on a cash basis with a positive margin of $671 million in the General Fund that was deposited in the refund reserve account.

        After reflecting a 1992-93 year-end deposit to the refund reserve account of $671 million, reported 1992-93 General Fund receipts were $45 million higher than originally projected in April 1992. If not for that year-end transaction, which had the effect of reducing 1992-93 receipts by $671 million and making those receipts available in 1993-94, General Fund receipts would have been $716 million higher than originally projected.

        The favorable performance was primarily attributable to personal income tax collections that were more than $700 million higher than originally projected (before reflecting the refund reserve transaction). The withholding and estimated payment components of the personal income tax exceeded original estimates by more than $800 million combined, reflecting both stronger economic activity, particularly at year's end, and the tax-induced one-time acceleration of income into 1992. Modest shortfalls were experienced in other components of the income tax.

        There were large, but largely offsetting, variances in other categories. Significantly higher-than-projected business tax collections and the receipt of unbudgeted payments from the Medical Malpractice Insurance Association and the New York Racing Association approximately offset the loss of an anticipated $200 million Federal reimbursement, the loss of certain budgeted hospital differential revenue as a result of unfavorable court decisions, and shortfalls in certain miscellaneous revenue sources.

        Disbursements and transfers to other funds totaled $30.829 billion, an increase of $45 million above projections in April 1992. After adjusting for the impact of a $150 million payment from the Medical Malpractice Insurance Association to health insurers made pursuant to legislation passed in January 1993, actual disbursements were $105 million lower than projected.
This reduction primarily reflected higher-than-anticipated costs for educational programs, as offset by lower costs in virtually all other categories of spending, including Medicaid, local health programs, agency operations, fringe benefits, capital projects and debt service.

        During its 1989-90, 1990-91 and 1991-92 fiscal years, the State incurred cash-basis operating deficits in the General Fund of $775 million, $1.081 billion and $575 million, respectively, prior to the issuance of short-term TRANs, owing to lower-than-projected receipts.

        Other Governmental Funds. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with Federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection, beginning in the 1993-94 fiscal year, of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects Fund types. These revenues totalling $676 million in the 1994-95 fiscal year were used to support the capital programs of the Department of Transportation and the Metropolitan Transportation Authority ("MTA").

        The Special Revenue Funds account for State receipts from specific sources that are legally restricted in use to specified purposes and include all moneys received from the Federal government. Total receipts in Special Revenue Funds are projected at $25.547 billion in the State's 1995-96 fiscal year. Disbursements from Special Revenue Funds are projected to be $26.002 billion for the State's 1995-96 fiscal year.

        The Capital Projects Funds are used to finance the acquisition and construction of major capital facilities and to aid local government units and Agencies in financing capital constructions. Federal grants for capital projects, largely highway-related, are projected to account for 24% of the $4.170 billion in total projected receipts in Capital Projects Funds in the State's 1995-96 fiscal year. Total disbursements for capital projects are projected to be $4.160 billion during the State's 1995-96 fiscal year.

        The Debt Service Funds serve to fulfill State debt service on long-term general obligation State debt and other State lease/purchase and contractual obligation financing commitments. Total receipts in Debt Service Funds are projected to reach
$2.409 billion in the State's 1995-96 fiscal year. Total disbursements from Debt Service Funds for debt service, lease/ purchase and contractual obligation financing commitments are projected to be $2.506 billion for the 1994-95 fiscal year.

        State Borrowing Plan. The State anticipates that its capital programs will be financed, in part, through borrowing by the State and public authorities in the 195-96 fiscal year. The State expects to issue $248 million in general obligation bonds (including $70 million for purposes of redeeming outstanding
BANs) and $186 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $33 million in COPs during the State's 1995-96 fiscal year for equipment purchases and $14 million for capital purposes. The projection of the State regarding its borrowings for the 1995-96 fiscal year may change if circumstances require.

        In addition, the LGAC is authorized to provide net proceeds of up to $529 million during the 1995-96 fiscal year to redeem notes sold in June 1995.

        State Agencies. The fiscal stability of the State is related, at least in part, to the fiscal stability of its localities and various of its Agencies. Various Agencies have issued bonds secured, in part, by non-binding statutory provisions for State appropriations to maintain various debt service reserve funds established for such bonds (commonly referred to as "moral obligation" provisions).

        At September 30, 1994, there were 18 Agencies that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Agencies was $70.3 billion as of September 30, 1994. As of March 31, 1995, aggregate Agency debt outstanding as State-supported debt was $27.9 billion and as State-related was $36.1 billion. Debt service on the outstanding Agency obligations normally is paid out of revenues generated by the Agencies' projects or programs, but in recent years the State has provided special financial assistance, in some cases on a recurring basis, to certain Agencies for operating and other expenses and for debt service pursuant to moral obligation indebtedness provisions or otherwise. Additional assistance is expected to continue to be required in future years.

        Several Agencies have experienced financial difficulties in the past. Certain Agencies continue to experience financial difficulties requiring financial assistance from the State.
Failure of the State to appropriate necessary amounts or to take other action to permit certain Agencies to meet their obligations could result in a default by one or more of such Agencies. If a default were to occur, it would likely have a significant effect on the marketability of obligations of the State and the Agencies. These Agencies are discussed below.

        The New York State Housing Finance Agency ("HFA") provides financing for multifamily housing, State University construction, hospital and nursing home development, and other programs. In general, HFA depends upon mortgagors in the housing programs it finances to generate sufficient funds from rental income, subsidies and other payments to meet their respective mortgage repayment obligations to HFA, which provide the principal source of funds for the payment of debt service on HFA bonds, as well as to meet operating and maintenance costs of the projects financed.

From January 1, 1976 through March 31, 1987, the State was called upon to appropriate a total of $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. The State has not been called upon to make such payments since the 1986-87 fiscal year and no payments are anticipated during the 1995-96 fiscal year.

        UDC has experienced, and expects to continue to experience, financial difficulties with the housing programs it had undertaken prior to 1975, because a substantial number of these housing program mortgagors are unable to make full payments on their mortgage loans. Through a subsidiary, UDC is currently attempting to increase its rate of collection by accelerating its program of foreclosures and by entering into settlement agreements. UDC has been, and will remain, dependent upon the State for appropriations to meet its operating expenses. The
State also has appropriated money to assist in the curing of a default by UDC on notes which did not contain the State's moral obligation provision.

        The MTA oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area.
In addition, the Staten Island Rapid Transit Authority, an MTA subsidiary, operates a rapid transit line on Staten Island.
Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

        Over the past several years the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region (the "Metropolitan Transportation Region") served by the MTA and a special .25% regional sales and use tax--that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of .25% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1995-96 State fiscal year, total State assistance to the MTA is estimated at approximately $1.1 billion.

        A subway fire on December 28, 1990 and a subway derailment on August 28, 1991, each of which caused fatalities and many injuries, have given rise to substantial claims for damages against both the TA and the City.

        In 1981, the State Legislature authorized procedures for the adoption, approval and amendment of a five-year plan for the capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabili-tate facilities and equipment, and also granted certain additional bonding authorization therefor.

        On April 5, 1993, the Legislature approved, and the Governor subsequently signed into law, legislation authorizing a five-year $9.56 billion capital plan for the MTA for 1992-1996. The MTA has received approval of the 1992-1996 Capital Program based on this legislation from the MTA Capital Program Review Board (the "CPRB"), as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the TBTA and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program was expected to be financed in significant part through dedication of the State petroleum business tax receipts referred to above. However, in December 1994 the proposed bond resolution based on such tax receipts was not approved by the MTA Capital Program Review Board. Further consideration of the resolution was deferred until 1995.

        There can be no assurance that such governmental actions will be taken, that sources currently identified will not be decreased or eliminated, or that the 1992-1996 Capital Program will not be delayed or reduced. If the MTA capital program is delayed or reduced because of funding shortfalls or other factors, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

        The cities, towns, villages and school districts of the State are political subdivisions of the State with the powers granted by the State Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the government, finances and welfare of these political subdivisions, especially in education and social services. In recent years the State has been called upon to provide added financial assistance to certain localities.

        Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1995-96 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1995-96 fiscal year.

        Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State, other than the City, was approximately $17.7 billion. A small portion (approximately $105 million) of this indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1993.

        Certain proposed Federal expenditure reductions would reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. If the State, the City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. The longer-range, potential problems of declining city population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

        Because of significant fiscal difficulties experienced from time to time by the City of Yonkers, a Financial Control Board was created by the State in 1984 to oversee Yonkers' fiscal affairs. Future actions taken by the Governor or the State
Legislature to assist Yonkers in this crisis could result in the allocation of State resources in amounts that cannot yet be determined.

        Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these litigations are those that involve: (i) the validity and fairness of agreements and treaties by which various Indian tribes transferred title to the State of approximately six million acres of land in central New York; (ii) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) contamination in the Love Canal area of Niagara Falls; (iv) a challenge to the State's practice of reimbursing certain Office of Mental Health patient-care expenses with clients' Social
Security benefits; (v) a challenge to the methods by which the State reimburses localities for the administrative costs of food stamp programs; (vi) a challenge to the State's possession of certain funds taken pursuant to the State's Abandoned Property law; (vii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (viii) an action, in which the State is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (ix) actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed the actuarial funding methods for determining contributions to State employee retirement systems; (x) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (xi) an action challenging legislation enacted in 1990 which had the effect of deferring certain employer contributions to the State Teachers' Retirement System and reducing State aid to school districts by a like amount; (xii) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991 (described below in this Part); (xiii) a challenge to the constitutionality of financing programs of the Metropolitan Transportation Authority and the Thruway Authority authorized by Chapter 56 of the Laws of 1993 (described below in this Part);
(xiv) challenges to the delay by the State Department of Social Services in making two one-week Medicaid payments to the service providers; (xv) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to provisions of Section 2807-c of the Public Health Law which impose 13%, 11% and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills paid by such entities; (xvi) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (xvii) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; and (xviii) challenges to the rationality and retroactive application of State regulations recalibrating nursing home Medicaid rates.

        Adverse developments or decisions in such cases could affect the ability of the State to maintain a balanced 1994-95 State
Financial Plan.

        (2) New York City. In the mid-1970s, the City had large accumulated past deficits and until recently was not able to generate sufficient tax and other ongoing revenues to cover expenses in each fiscal year. However, the City's operating results for the fiscal year ending June 30, 1994 were balanced in accordance with GAAP, the twelfth consecutive year in which the City achieved balanced operating results in accordance with GAAP.

The City's ability to maintain balanced operating results in future years is subject to numerous contingencies and future developments.

        The City's economy, whose rate of growth slowed substantially over the past three years, is currently in recession. During the 1990 and 1991 fiscal years, as a result of the slowing economy, the City has experienced significant shortfalls in almost all of its major tax sources and increases in social services costs, and has been required to take actions to close substantial budget gaps in order to maintain balanced budgets in accordance with the Financial Plan.

        In 1975, the City became unable to market its securities and entered a period of extraordinary financial difficulties. In response to this crisis, the State created MAC to provide financing assistance to the City and also enacted the New York
State Financial Emergency Act for the City of New York (the "Emergency Act") which, among other things, created the Financial Control Board (the "Control Board") to oversee the City's financial affairs and facilitate its return to the public credit markets. The State also established the Office of the State
Deputy Comptroller ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the Control Board's powers of approval over the City Financial
Plan were suspended pursuant to the Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial condition.
The City prepares and operates under a four-year financial plan which is submitted annually to the Control Board for review and which the City periodically updates.

        The City's independently audited operating results for each of its fiscal years from 1981 through 1993 show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion.

        In August 1993, the City adopted and submitted to the Control Board for its review a four-year Financial Plan covering fiscal years 1994 through 1997 (the "Financial Plan"). The Financial Plan was based on the City's fiscal year 1994 expense budget adopted June 14, 1993 as well as certain changes incorporated subsequent to the budget adoption process. On November 23, 1993, the City adopted and submitted to the Control Board for its review a first quarter modification to the Financial Plan (the "November Modification") incorporating various re-estimates of revenues and expenditures. For fiscal year 1994, the November Modification includes additional resources stemming primarily from the City Comptroller's fiscal year 1993 annual audit, savings from a reduction in prior years' accrued expenditures, and higher State and Federal aid resulting from claims by the City for reimbursement of various social services costs. These resources were used to fund new needs in the November Modification including higher costs in the uniformed agencies, at the Board of Education (the "BoE") and for certain social services, the unlikelihood of the sale of the Off-Track Betting Corporation (the "OTB"), and lower estimates of miscellaneous and other revenues. After taking these adjustments into account, the November Modification projects a balanced budget for fiscal year 1994, based upon revenues of $31,585 billion. For fiscal years 1995, 1996 and 1997, the November Modification projects budget gaps of $1.730 billion, $2.513 billion and $2.699 billion, respectively. These gaps are higher by about $450 million in fiscal year 1995 and by about $700 million in each of fiscal years 1996 and 1997 than in the Financial Plan, primarily on account of the nonrecurring value of the fiscal year 1994 revenue adjustments, the loss of certain one-time resources funding BoE fiscal year 1994 spending needs, and the reclassification of anticipated State aid from the baseline revenue estimates to the gap-closing program. To offset these larger gaps, the November Modification relies on additional City, State and other actions.

        On December 1, 1993, a three-member panel appointed by the Mayor to address City structural budget imbalance released a report setting forth its findings and recommendations. In its report, the panel noted that budget imbalance is likely to be greater than the City now projects by $255 million in fiscal year 1995, rising to nearly $1.5 billion in fiscal year 1997. The report provided a number of options that the City should consider in addressing the structural balance issue such as severe cuts in City-funded personnel levels, increases in residential property taxes and the sales tax, and the imposition of bridge tolls and solid waste collection fees. The report also noted that additional State actions will be required in many instances to allow the City to cut its budget without grave damage to basic services.

        On December 21, 1993, OSDC issued a report reviewing the November Modification. The report noted that while the outlook for fiscal year 1994 has improved since August, it will be necessary for the City to manage its budget aggressively in order to stay on course for budget balance this year. For fiscal years 1995 through 1997, the report expressed concern that the gaps identified by the City in the November Modification are the largest as a percentage of City-fund revenues that the City has faced at this point in the fiscal year since budget balance in accordance with GAAP was first achieved in fiscal year 1981.

        On December 21, 1993, the staff of the Control Board issued its report on the November Modification. The report states that the plan is now more realistic in terms of the gaps it portrays and the solutions it offers. However, the solutions are mostly limited to fiscal year 1994 while the gap for fiscal year 1995 has been increased by $450 million. Beginning in fiscal year
1995, budget gaps average over $1 billion annually. Therefore, the staff recommends that prompt action to replace many current-year one-shots with recurring savings is critical.

        On February 2, 1994, the Mayor presented to the City Council and the Control Board a mid-year modification to the Financial
Plan (the "February Modification"). The February Modification projects a balanced budget for fiscal year 1994, based upon revenues of $31.735 billion, including a general reserve of $81 million. For fiscal years 1995, 1996 and 1997, the February Modification projects gaps of $2.261 billion, $3.167 billion and $3.253 billion, respectively, and assumes no wage and salary increases beyond the expiration of current labor agreements which expire in fiscal years 1995 and 1996. These gaps have grown since November by about $530 million in fiscal year 1995, and $650 million and $550 million in fiscal years 1996 and 1997, respectively, owing in large part to lower estimates of real property tax revenues. To close the budget gap projected for fiscal year 1995, the February Modification includes a gap-closing program that consists of the following major elements:
(i) an agency program of $1.048 billion; (ii) fringe benefit and pension savings of $400 million; (iii) an intergovernmental aid package of $400 million; (iv) a workforce reduction program of $144 million; and (v) the assumption of a $234 million surplus roll from fiscal year 1994. Implementation of many of the gap-closing initiatives requires the cooperation of the municipal labor unions, the City Council and the State and Federal governments. The February Modification also includes a tax reduction program, with most of the financial impact affecting the later years of the Plan period.

        The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $1.75 billion of notes for seasonal financing purposes during the 1994 fiscal year. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirement include expenditures for the City's water supply system, and waste disposal systems, roads, bridges, mass transit, schools and housing. In addition, the City and the Municipal Water Finance Authority have issued about $1.8 billion in refunding bonds in the 1994 fiscal year.

        State Economic Trends. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older
Northeast cities have suffered because of the relative success that the South and the West have and in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

        During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover.
The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.



                        APPENDIX B


        Description of S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings
----------------------

        An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

        The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                        AAA

        Debt rated AAA has the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

                         AA

        Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus or minus designation to show relative standing within the category.

Municipal Note Ratings
----------------------
                        SP-1

        The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues de-termined to possess overwhelming safety characteristics are given a plus (+) designation.

                        SP-2

        The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

Commercial Paper Ratings
------------------------
        The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

Municipal Bond Ratings
----------------------
                        Aaa

        Bonds which are rated Aaa are judged to be of the best qua-lity. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are pro-tected by a large or by an exceptionally stable margin and prin-cipal is secure. While the various protective elements are like-ly to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                        Aa
        Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements pre-sent which make the long-term risks appear somewhat larger than in Aaa securities. The modifier 1 indicates a ranking for the security in the higher end of the category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of the category.

Municipal Note Ratings
----------------------
        Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

        A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

        Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.


                        MIG 1/VMIG 1

        This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                        MIG 2/VMIG 2

        This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial Paper Ratings
------------------------
        The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Municipal Bond Ratings
----------------------
        The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                        AAA

        Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events.

                         AA

        Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

        Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings
------------------
        Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                         F-1+

        Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                         F-1

        Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                         F-2

        Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.




DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
STATEMENT OF INVESTMENTS                                                                                     JULY 31, 1995
                                                                                                   PRINCIPAL
TAX EXEMPT INVESTMENTS-100.0%                                                                        AMOUNT            VALUE
                                                                                                 --------------    --------------
Erie County, RAN 4.75%, 8/15/95.............................................                     $    5,000,000  $  5,001,383
Town of Islip Industrial Development Agency, IDR, VRDN:
    (Brentwood Distribution Project) 4.125% (LOC; Bankers Trust) (a,b)......        .                 3,750,000    3,750,000
    (Radiation Dynamics Project) 4.25%, Series A (LOC; Sumitomo Bank) (a,b).                            100,000      100,000
Monroe County Industrial Development Agency, Revenue, VRDN (Enbi Corp.)
    3.60% (LOC; ABN-Amro Bank) (a,b)........................................                            100,000      100,000
Nassau County Industrial Development Agency, IDR, VRDN
    (Manhassett Association Project) 4.125% (LOC; Bankers Trust) (a,b)......        .                 2,000,000    2,000,000
City of New York, VRDN:
    3.85%, Series A-4 (LOC; Chemical Bank) (a,b)............................        .                 1,600,000    1,600,000
    3.90%, Series A-7 (LOC; Morgan Guaranty Trust Co.) (a,b)................        .                 4,000,000    4,000,000
    3.90%, Series B (Insured; MBIA and Liquidity Facility; National Westminster Bank) (a).            3,300,000    3,300,000
    3.90%, Series E-4 (LOC; State Street Bank and Trust Co.) (a,b)..........        .                 6,000,000    6,000,000
    4.05%, Series B (Insured; MBIA and Liquidity Facility; Rabobank) (a)....                         11,200,000    11,200,000
    Trust Cultural Resource Revenue, Refunding (American Museum of Natural
History)
      3.55%, Series A (Insured; MBIA and SPBA; Credit Suisse) (a)...........        .                 3,000,000    3,000,000
New York City Housing Development Corp., MFMR, VRDN
    (York Avenue Development Project) 3.75% (LOC; Chemical Bank) (a,b)......        .                 5,000,000    5,000,000
New York City Industrial Development Agency, VRDN:
    Civil Facility Revenue
      (Childrens Oncology Society-Ronald McDonald House)
      3.65% (LOC; Barclays Bank) (a,b)......................................                         100,000         100,000
    IDR:
      (Japan Airlines Co. Limited Project)
          3.95% (LOC; Morgan Guaranty Trust Co.) (a,b)......................        .                 5,200,000    5,200,000
      (Nobart-New York Ink Project) 4.25% (LOC; Dai-Ichi Kangyo Bank) (a,b).        .                 3,100,000    3,100,000
New York City Municipal Water Finance Authority, Water and Sewer Systems
Revenue,
    VRDN 3.90%, Series C (Insured; FGIC) (a)................................        .                 9,000,000    9,000,000
New York State Energy, Research and Development Authority, PCR:
    Bonds (New York State Electric and Gas Corp.) 4.65%, 3/15/96
      (LOC; JP Morgan) (b)..................................................        .                 3,000,000    3,000,000
    VRDN:
      (Central Hudson Gas and Electric Project)
          3.60%, Series A (LOC; Bankers Trust) (a,b)........................        .                 3,000,000    3,000,000
      (Niagara Mohawk Power Corp.)
          3.85%, Series B (LOC; Toronto Dominion Bank) (a,b)................        .                 3,000,000    3,000,000
New York State Environmental Facilities Corporation, RRR, VRDN
    (Equity Huntington Project) 4% (LOC; Union Bank of Switzerland) (a,b)...        .                 1,400,000    1,400,000
New York State Local Government Assistance Corporation, VRDN
    3.60%, Series 93A (LOC: Credit Suisse, Swiss Bank Corp. and
    Union Bank of Switzerland) (a,b)........................................        .                 5,800,000    5,800,000

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
STATEMENT OF INVESTMENTS (CONTINUED)                                                              JULY 31, 1995
                                                                                                 PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                 AMOUNT           VALUE
                                                                                               --------------    --------------

County of Niagara, BAN 5.50%, 1/25/96.......................................        .           $    4,000,000  $    4,008,302
Rochester, BAN 4.75%, 11/2/95...............................................        .                 3,000,000    3,003,812
Sachem Central School District, TAN 4.50%, 6/27/96..........................                          2,000,000    2,013,073
Smithtown Central School District, TAN 4.50%, 6/27/96.......................                          5,000,000    5,034,873
Suffolk County, TAN  4.50%, Series II, 9/14/95..............................        .                 3,000,000    3,001,457
Triborough Bridge and Tunnel Authority, Special Obligation, VRDN
    3.50% (Insured; FGIC) (a)...............................................        .                 4,900,000    4,900,000
Westchester County, TAN 5%, 12/14/95........................................        .                 5,000,000    5,008,948
                                                                                                                  -------------
TOTAL INVESTMENTS (cost $105,621,848).......................................                                     $105,621,848
                                                                                                                 =============

SUMMARY OF ABBREVIATIONS
BAN           Bond Anticipation Notes                            PCR      Pollution Control Revenue
FGIC          Financial Guaranty Insurance Company               RAN      Revenue Anticipation Notes
IDR           Industrial Development Revenue                     RRR      Resource Recovery Revenue
LOC           Letter of Credit                                   SBPA    Standby Bond Purchase Agreement
MBIA          Municipal Bond Investors Assurance                 TAN      Tax Anticipation Notes
                 Insurance Corporation                           VRDN    Variable Rate Demand Notes
MFMR          Multi-Family Mortgage Revenue

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
--------                           --------                       ------------------        --------------------
F1+/F1                             VMIG1/MIG1, P1                 SP1+/SP1, A1+/A1                  88.9%
AAA/AA (d)                         Aaa/Aa (d)                     AAA/AA (d)                         5.4
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                      5.7
                                                                                                   -------
                                                                                                   100.0%
                                                                                                   =======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At July 31, 1995, 43.9% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and brokerage firms.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
    (e) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Fund's Board of Trustees to be of comparable quality to those rated securities in which the Fund may invest.



See notes to financial statements.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
STATEMENT OF ASSETS AND LIABILITIES                                                                      JULY 31, 1995
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                                    $105,621,848
    Cash....................................................................                                         669,335
    Interest receivable.....................................................                                       1,062,351
                                                                                                               -------------
                                                                                                                 107,353,534
LIABILITIES:
    Due to The Dreyfus Corporation..........................................        .         $   20,700
    Due to Distributor......................................................                         780              21,480
                                                                                            -------------      -------------
NET ASSETS..................................................................                                    $107,332,054
                                                                                                               =============
REPRESENTED BY:
    Paid-in capital.........................................................                                    $107,336,716
    Accumulated net realized (loss) on investments..........................                                         (4,662)
                                                                                                               -------------
NET ASSETS at value.........................................................                                   $107,332,054
                                                                                                               =============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                      101,311,813
                                                                                                               =============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                       6,024,903
                                                                                                               =============
NET ASSET VALUE per share:
    Class A Shares
      ($101,308,816 / 101,311,813 shares)...................................                                          $1.00
                                                                                                                      ======
    Class B Shares
      ($6,023,238 / 6,024,903 shares).......................................                                           $1.00
                                                                                                                      ======
STATEMENT OF OPERATIONS                                                                      YEAR ENDED JULY 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                 $    3,871,997
    EXPENSES:
      Management fee-Note 2(a)..............................................                         $217,769
      Distribution fees (Class B shares)-Note 2(b)..........................                           46,788
                                                                                                     --------
          TOTAL EXPENSES....................................................                                         264,557
                                                                                                               -------------
INVESTMENT INCOME-NET, representing net increase in net assets
    resulting from operations...............................................                                  $    3,607,440
                                                                                                               =============
See notes to financial statements.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                  YEAR ENDED JULY 31,
                                                                                           ---------------------------------
                                                                                               1994               1995
                                                                                          ---------------    ---------------
OPERATIONS:
    Investment income-net...................................................        .     $     2,835,422    $     3,607,440
    Net realized (loss) on investments......................................                      (3,972)          ---
                                                                                          ---------------    ---------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                   2,831,450           3,607,440
                                                                                          ---------------    ---------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares........................................................                  (2,492,078)        (3,081,774)
      Class B shares........................................................                    (343,344)          (525,666)
                                                                                          ---------------    ---------------
          TOTAL DIVIDENDS...................................................                  (2,835,422)        (3,607,440)
                                                                                          ---------------    ---------------
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold:
      Class A shares........................................................                  491,336,951       440,951,394
      Class B shares........................................................                   92,810,600         34,815,709
    Dividends reinvested:
      Class A shares........................................................                      212,107             88,054
      Class B shares........................................................                       77,110            121,361
    Cost of shares redeemed:
      Class A shares........................................................              . (525,319,271)      (422,485,469)
      Class B shares........................................................                 (39,561,783)        (82,238,094)
                                                                                          ---------------    ---------------
          INCREASE (DECREASE) IN NET ASSETS
            FROM BENEFICIAL INTEREST TRANSACTIONS...........................                   19,555,714       (28,747,045)
                                                                                          ---------------    ---------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS.........................                   19,551,742       (28,747,045)
NET ASSETS:
    Beginning of year.......................................................                 116,527,357         136,079,099
                                                                                          ---------------    ---------------
    End of year.............................................................        .      $ 136,079,099    $    107,332,054
                                                                                          ===============    ===============






See notes to financial statements.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
FINANCIAL HIGHLIGHTS
    Reference is made to page 3 of the Fund's Prospectus dated
October 10, 1995.


See notes to financial statements.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares, which are sold to the public without a sales load. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation (" Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    The Fund offers both Class A and Class B shares. Class B shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $4,700 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to July
31, 1995. If not applied, $600 of the carryover expires in fiscal 2001, $100 expires in fiscal 2002 and $4,000 expires in fiscal 2003.
    At July 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .20 of 1% of the average daily value of the Fund's net assets and is payable monthly.
    The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (excluding certain expenses as described above) exceed 2 1/2% of the first
$30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations.
    Currently, due to an undertaking, the Manager, and not the Fund, is liable for all expenses of the Fund (excluding certain expenses as described above) other than management fee, and with respect to the Fund's Class B shares, Rule 12b-1 Service Plan expenses.
    The Manager may modify the existing undertaking provided that the Fund's shareholders are given 90 days prior notice.
    (B) On August 5, 1994, Fund shareholders approved a revised Class B
Service Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Plan, effective August 24, 1994, the Fund (a) reimburses the Distributor for distributing the Fund's Class B shares and (b) pays The Dreyfus Corporation and Dreyfus Service Corporation, and their affiliates (collectively "Dreyfus") for advertising and marketing relating to the Fund's Class B shares and for providing certain services relating to Class B shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance for shareholder accounts, at an aggregate annual rate of .25 of 1% of the value of the Fund's Class B shares average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Class B shares owned by the shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to the Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    During the period from August 1, 1994 through August 23, 1994, the Fund's Service Plan ("prior Class B Service Plan") provided that the Fund pay Dreyfus Service Corporation at an annual rate of .25 of 1% of the value of the Fund's Class B shares average daily net assets, for costs and expenses in connection with advertising, marketing and distributing Class B shares and for providing certain services to holders of Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Fund's Class B shares owned by clients of the Service Agents.
    During the year ended July 31, 1995, $38,606 was charged to the Fund, pursuant to the Plan and $8,182 was charged to the Fund pursuant to the prior Class B Service Plan.
    (C) Prior to August 24, 1994, certain officers and trustees of the Fund are "affiliated persons," as defined in the Act, of the Manager and/or
Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives an annual fee of $1,000 and an attendance fee of $500 per meeting.



DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
    We have audited the accompanying statement of assets and liabilities of Dreyfus New York Municipal Cash Management, including the statement of investments, as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Municipal Cash Management at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.




New York, New York
September 1, 1995



                  DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT


                           PART C. OTHER INFORMATION
                           _________________________


Item 24.  Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement

               Condensed Financial Information, with respect to Class A shares, for the period from November 4, 1991 (commencement of operations) to July 31, 1992 and for each of the three fiscal years ended July 31, 1995 and, with respect to Class B shares, for the period from January 18, 1994 (commencement of initial offering) to July 31, 1994 and for the fiscal year ended July 31, 1995.

               Included in Part B of the Registration Statement:

                    Statement of Investments-- July 31, 1995


                    Statement of Assets and Liabilities-- July 31, 1995


                    Statement of Operations--year ended July 31, 1995


                    Statement of Changes in Net Assets--for each of the years ended July 31, 1994 and July 31, 1995

                    Notes to Financial Statements

                    Report of Ernst & Young LLP, Independent Auditors, dated September 1, 1995.






All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.  Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

  (b)     Exhibits:

  (1) Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on September 30, 1993.

  (2)     Registrant's By-Laws.

  (4) Specimen certificate for the Registrant's securities is incorporated by reference to Exhibit (4) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on October 7, 1991.

  (5) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 29, 1994.


  (6)(a)  Distribution Agreement is incorporated by reference to Exhibit
          (6)(a) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 29, 1994.


  (8)(a)  Amended and Restated Custody Agreement.


  (8)(b)  Sub-Custodian Agreements.


  (9)     Shareholder Services Plan.


  (10)    Opinion and consent of Registrant's counsel.

  (11)    Consent of Independent Auditors.

  (15) Service Plan is incorporated by reference to Exhibit (15) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1, filed on September 29, 1994.


  (16) Schedules of Computation of Performance Data for Class A and B shares are incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 29, 1994.


  (18)    Rule 18f-3 Plan.


Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

          Other Exhibits
          ______________

               (a) Powers of Attorney of the Directors are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 29, 1994.


               (b) Powers of Attorney of Officer is incorporated by reference to Other Exhibit (b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 29, 1994.


               (c) Certificate of Secretary is incorporated by reference to Other Exhibits (c) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 29, 1994.

Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________

            (1)                               (2)

                                                Number of Record
        Title of Class                   Holders as of September 26, 1995
        ______________                   _____________________________

        Common Stock
        (Par value $.001)
        Class A . . . . . . . . . . . . . . . 577
        Class B . . . . . . . . . . . . . . .  10

Item 27.    Indemnification
_______     _______________

        The Statement as to the general effect of any contract, arrangements or statute under which a trustee, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any trustee, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 4 of Part II of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on October 7, 1991.

        Reference is also made to the Distribution Agreement attached as Exhibit (6) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 29, 1994.

Item 28.    Business and Other Connections of Investment Adviser.
_______     ____________________________________________________

            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees of Skillman Foundation.
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Mellon Bank, N.A.
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                                   Director and member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            Director:
Director                           Dreyfus America Fund

JULIAN M. SMERLING            None
Director

DAVID B. TRUMAN               Educational consultant;
Director                      Past President of the Russell Sage Foundation
                                   230 Park Avenue
                                   New York, New York 10017;
                              Past President of Mount Holyoke College
                                   South Hadley, Massachusetts 01075;


DAVID B. TRUMAN               Former Director:
(cont'd) Student Loan Marketing Association 1055 Thomas Jefferson Street, N.W. Washington, D.C. 20006;
                              Former Trustee:
                                   College Retirement Equities Fund
                                   730 Third Avenue
                                   New York, New York 10017

HOWARD STEIN                  Chairman of the Board:
Chairman of the Board and          Dreyfus Acquisition Corporation*;
Chief Executive Officer            The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Avnet, Inc.**;
                                   Dreyfus America Fund++++;
                                   The Dreyfus Fund International
                                   Limited+++++;
                                   World Balanced Fund+++;
                                   Dreyfus Partnership Management,
                                        Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                              Trustee:
                                   Corporate Property Investors
                                   New York, New York

W. KEITH SMITH                Chairman and Chief Executive Officer:
Vice Chairman of the Board         The Boston Company
                                   One Boston Place
                                   Boston, Massachusetts 02108
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Mellon Bank, N.A.
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

ROBERT E. RILEY               Director:
President, Chief                   Dreyfus Service Corporation*;
Operating Officer,            Former Executive Vice President:
and a Director                     Prudential Investment Corporation
                                   751 Board Street
                                   Newark, New Jersey 07102

STEPHEN E. CANTER             Former Chairman and Chief Executive Officer:
Vice Chairman and                  Kleinwort Benson Investment Management
Chief Investment Officer,               Americas Inc.*
and a Director                Director:
                                   The Dreyfus Trust Company++

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company
                                   One Boston Place
                                   Boston, Massachusetts  02108;
                                   Laurel Capital Advisors
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Boston Group Holdings, Inc.
                              Executive Vice President:
                                   Mellon Bank, N.A.
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Boston Safe Deposit & Trust
                                   One Boston Place
                                   Boston, Massachusetts 02108

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;

PHILIP L. TOIA                Formerly, Senior Vice President:
(cont'd) The Chase Manhattan Bank, N.A. and The Chase Manhattan Capital Markets Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

BARBARA E. CASEY              President:
Vice President-                    Dreyfus Retirement Services Division;
Dreyfus Retirement            Executive Vice President:
Services                           Boston Safe Deposit & Trust Co.
                                   One Boston Place
                                   Boston, Massachusetts 02108;
                                   Dreyfus Service Corporation*

DIANE M. COFFEY               None
Vice President-
Corporate Communications

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of Dreyfus
                                   Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

HENRY D. GOTTMANN             Executive Vice President:
Vice President-Retail              Dreyfus Service Corporation*;
Sales and Service             Vice President:
                                   Dreyfus Precious Metals, Inc.*

DANIEL C. MACLEAN             Director, Vice President and Secretary:
Vice President and General         Dreyfus Precious Metals, Inc.*;
Counsel                       Director and Vice President:
                                   The Dreyfus Consumer Credit Corporation*;
                              Director and Secretary:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Partnership Management, Inc.*;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation+;
                              Director, Vice President and Treasurer:
                                   Lion Management, Inc.*;
                              Director:
                                   The Dreyfus Trust Company++;
                              Secretary:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*

JEFFREY N. NACHMAN            None
Vice President-Mutual Fund
Accounting

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

KATHERINE C. WICKHAM          Formerly, Assistant Commissioner:
Vice President-               Department of Parks and Recreation of the
Human Resources                    City of New York
                                   830 Fifth Avenue
                                   New York, New York 10022

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
Legal and Secretary           Secretary:
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation
Services                           One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258

MAURICE BENDRIHEM             Treasurer:
Controller                         Dreyfus Partnership Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                                   The Truepenny Corporation*;
                              Controller:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Service Corporation*;
                                   The Dreyfus Trust Company++;
                                   The Dreyfus Consumer Credit Corporation*;
                              Formerly, Vice President-Financial Planning,
                              Administration and Tax:
                                   Showtime/The Movie Channel, Inc.
                                   1633 Broadway
                                   New York, New York 10019

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+


______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++    The address of the business so indicated is 2 Boulevard Royal,
        Luxembourg.
+++++   The address of the business so indicated is Nassau, Bahama Islands.


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Strategy Fund, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC Money Market Fund, Inc.
           7)  Dreyfus BASIC Municipal Fund, Inc.
           8)  Dreyfus BASIC U.S. Government Money Market Fund
           9)  Dreyfus California Intermediate Municipal Bond Fund
          10)  Dreyfus California Tax Exempt Bond Fund, Inc.
          11)  Dreyfus California Tax Exempt Money Market Fund
          12)  Dreyfus Capital Value Fund, Inc.
          13)  Dreyfus Cash Management
          14)  Dreyfus Cash Management Plus, Inc.
          15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          17)  The Dreyfus Convertible Securities Fund, Inc.
          18)  Dreyfus Edison Electric Index Fund, Inc.
          19)  Dreyfus Florida Intermediate Municipal Bond Fund
          20)  Dreyfus Florida Municipal Money Market Fund
          21)  Dreyfus Focus Funds, Inc.
          22)  The Dreyfus Fund Incorporated
          23)  Dreyfus Global Bond Fund, Inc.
          24)  Dreyfus Global Growth, L.P. (A Strategic Fund)
          25)  Dreyfus GNMA Fund, Inc.
          26)  Dreyfus Government Cash Management
          27)  Dreyfus Growth and Income Fund, Inc.
          28)  Dreyfus Growth Opportunity Fund, Inc.
          29)  Dreyfus Institutional Money Market Fund
          30)  Dreyfus Institutional Short Term Treasury Fund
          31)  Dreyfus Insured Municipal Bond Fund, Inc.
          32)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          33)  Dreyfus International Equity Fund, Inc.
          34)  Dreyfus Investors GNMA Fund
          35)  The Dreyfus/Laurel Funds, Inc.
          36)  The Dreyfus/Laurel Funds Trust
          37)  The Dreyfus/Laurel Tax-Free Municipal Funds
          38)  The Dreyfus/Laurel Investment Series
          39)  The Dreyfus Leverage Fund, Inc.
          40)  Dreyfus Life and Annuity Index Fund, Inc.
          41)  Dreyfus LifeTime Portfolios, Inc.
          42)  Dreyfus Liquid Assets, Inc.
          43)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          44)  Dreyfus Massachusetts Municipal Money Market Fund
          45)  Dreyfus Massachusetts Tax Exempt Bond Fund
          46)  Dreyfus Michigan Municipal Money Market Fund, Inc.
          47)  Dreyfus Money Market Instruments, Inc.
          48)  Dreyfus Municipal Bond Fund, Inc.
          49)  Dreyfus Municipal Cash Management Plus
          50)  Dreyfus Municipal Money Market Fund, Inc.
          51)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          52)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          53)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          54)  Dreyfus New Leaders Fund, Inc.
          55)  Dreyfus New York Insured Tax Exempt Bond Fund
          56)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          57)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          58)  Dreyfus New York Tax Exempt Money Market Fund
          59)  Dreyfus Ohio Municipal Money Market Fund, Inc.
          60)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          61)  Dreyfus 100% U.S. Treasury Long Term Fund
          62)  Dreyfus 100% U.S. Treasury Money Market Fund
          63)  Dreyfus 100% U.S. Treasury Short Term Fund
          64)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          65)  Dreyfus Pennsylvania Municipal Money Market Fund
          66)  Dreyfus Short-Intermediate Government Fund
          67)  Dreyfus Short-Intermediate Municipal Bond Fund
          68)  Dreyfus Short-Term Income Fund, Inc.
          69)  The Dreyfus Socially Responsible Growth Fund, Inc.
          70)  Dreyfus Strategic Growth, L.P.
          71)  Dreyfus Strategic Income
          72)  Dreyfus Strategic Investing
          73)  Dreyfus Tax Exempt Cash Management
          74)  The Dreyfus Third Century Fund, Inc.
          75)  Dreyfus Treasury Cash Management
          76)  Dreyfus Treasury Prime Cash Management
          77)  Dreyfus Variable Investment Fund
          78)  Dreyfus-Wilshire Target Funds, Inc.
          79)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          80)  General California Municipal Bond Fund, Inc.
          81)  General California Municipal Money Market Fund
          82)  General Government Securities Money Market Fund, Inc.
          83)  General Money Market Fund, Inc.
          84)  General Municipal Bond Fund, Inc.
          85)  General Municipal Money Market Fund, Inc.
          86)  General New York Municipal Bond Fund, Inc.
          87)  General New York Municipal Money Market Fund
          88)  Pacifica Funds Trust -
                    Pacific American Money Market Portfolio
                    Pacific American U.S. Treasury Portfolio
          89)  Peoples Index Fund, Inc.
          90)  Peoples S&P MidCap Index Fund, Inc.
          91)  Premier Insured Municipal Bond Fund
          92)  Premier California Municipal Bond Fund
          93)  Premier Global Investing, Inc.
          94)  Premier GNMA Fund
          95)  Premier Growth Fund, Inc.
          96)  Premier Municipal Bond Fund
          97)  Premier New York Municipal Bond Fund
          98)  Premier State Municipal Bond Fund


(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Operating Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Assistant
                          and Chief Financial Officer        Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Frederick C. Dey++        Senior Vice President              Vice President
                                                             and Assistant
                                                             Treasurer

Eric B. Fischman++        Vice President and Associate       Vice President
                          General Counsel                    and Assistant
                                                             Secretary

Lynn H. Johnson+          Vice President                     None

Ruth D. Leibert++         Assistant Vice President           Assistant
                                                             Secretary

Paul Prescott+            Assistant Vice President           None

Leslie M. Gaynor+         Assistant Treasurer                None

Mary Nelson+              Assistant Treasurer                None

John J. Pyburn++          Assistant Treasurer                Assistant
                                                             Treasurer

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +   Principal business address is One Exchange Place, Boston, Massachusetts
     02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.


Item 30.    Location of Accounts and Records
            ________________________________

            1.  The Shareholder Services Group, Inc.,
                a subsidiary of First Data Corporation
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            2.  The Bank of New York
                90 Washington Street
                New York, New York 10286

            3.  The Dreyfus Corporation
                200 Park Avenue
                New York, New York 10166

Item 31.    Management Services
_______     ___________________

            Not Applicable

Item 32.    Undertakings
________    ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of
            Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.



                                  SIGNATURES
                                ---------------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 2nd day of October, 1995.

                    DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT

            BY:     /s/Marie E. Connolly*
                    ___________________________________________
                    MARIE E. CONNOLLY, PRESIDENT

          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                      Title                          Date
__________________________       ________________________           _________

/s/Marie E. Connolly*            President and Treasurer             10/2/95
______________________________   (Principal Executive, Financial
Marie E. Connolly                and Accounting Officer)


/s/David W. Burke*               Trustee                             10/2/95
______________________________
David W. Burke


/s/Isabel P. Dunst*              Trustee                             10/2/95
______________________________
Isabel P. Dunst


/s/Lyle E. Gramley*              Trustee                             10/2/95
______________________________
Lyle E. Gramley


/s/Warren B. Rudman*             Trustee                             10/2/95
______________________________
Warren B. Rudman


*BY:      __________________________
          Eric B. Fischman,
          Attorney-in-Fact





                              INDEX OF EXHIBITS



     ITEM


     (2)        Registrant's By Laws.....................................

     (8)(a)     Custody Agreement........................................

     (8)(b)     Sub-Custodian Agreement..................................

     (9)        Shareholder Services Plan................................

     (10)       Opinion and consent of Registrant's counsel..............

     (11)       Consent of Independent Auditors..........................

     (18)       Rule 18f-3 Plan..........................................